Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
DISTRICT OF

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL	Reporting Period: June 30, 2005
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1(CONT)		x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable		x
Accounts Receivable Reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x
I declare under penalty of perjury (28 U.S.C, Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Paulo Moledo	August 31, 2005

Signature of Authorized Individual*	Date

/s/ Paulo Moledo	Controller / Treasurer

Printed Name of Authorized Individual	Title of Authorized Individual
*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM MOR
(9/99)

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
Debtor	Reporting Period: June 30, 2005
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS — SEE ATTACHED SCHEDULE
Amounts reported should be per the debtor’s books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH-ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursement listed in this disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
CASH BEGINNING OR M0NTH	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHERS TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (Receipts Less Disbursements)

CASH-END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING US TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$
FORM MOR-1
(9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of, and for the Seven (7) Days ended, June 30, 2005

		AOL Latin
	America Online	America	AOL Puerto Rico	America Online
	Latin America,	Management,	Management	Caribbean
	Inc.	LLC	Services, Inc.	Basin, Inc.

CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781-(MFW)
Cash on hand at June 23, 2005	$7,392,510	$1,267,708	$301	$—
Cash Receipts:	—	—	—	—
Cash Disbursements:	—		—	—
Payroll for week ended July 1, 2005		(287,804)

Cash on Hand at June 30, 2005	$7,392.510	$979,904	$301	$—

In re America Online Latin America Inc.	Case No. 05 -11778 (MFW)
Debtor	Reporting Period June 30, 2005
BANK RECONCILIATIONS SEE ATTACHED REPORT
Continuation Sheet for MOR — 1
A bank reconciliation must be included for 03 ck bank account. The debtor’s bank reconciliation may be substituted for this page.

	Operating		Payroll		Tax		Other
[ILLEGIBLE]	#		#		#		#
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE
Adjusted bank Balance must equal balance per books

DEPOSITORS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER	I Confirm that all Bank Account Balances have been reconciled to the Books and records of the company for the month of June 2005.

/s/ Raymond J. Balsys
Raymond J. Balsys
Assistant Controller
8/30/05
FROM MOR - 1(CONT) (9/99)

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of, and for the Seven (7) Days ended, June 30, 2005
Bank Accounts for U.S. Entities

					aol Puerto Rico	America Online
			America Online Latin	AOL Latin America	Management	Caribbean Basin,
			America, Inc.	Management, LLC	Services, Inc.	Inc.
		BALANCE AT JUNE
BANK	ACCOUNT NUMBER	30, 2005	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

FSB	3200490044	15,076	15,076
Citibank	304-372-38	277,670		277,670
Citibank (211)	NY Corp AOLA	6,040,457	6,040,457
Citibank	304-372-46	6,082		6,082
CD’s	LC/ACH	696,152		696,152
CitiReserve	453922/349	—	—
Third Fifth Bank	20364610	1,336,977	1,336,977
Banco Popular	Puerto Rico	301			301
Wells Fargo	Puerto Rico	—			—

		$8,372,715	$7,392,510	$979,904	$301	$—

In re	America Online Latin America, Inc.	Case No.	05-11778 (MFW)
	ET AL Debtor	Reporting Period:	June 30, 2005
STATEMENT OF OPERATIONS — SEE ATTACHED SCHEDULE
(Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

Cumulative
REVENUES	Month	Filing to Date

Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes — Payroll
Taxes — Real Estate
Taxes — Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) Before Reorganization Items
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

*	“Insider” is defined in 11 U.S.C. Section 101(31).
FORM MOR-2

INCOME STATEMENT

Subscription Services	—	—	—	265,638
Add-on Subs Services	—	—	—	—
Chargebacks	—	—	—	(15,291)

Subscriber Revenue	—	—	—	250,347

Advertising	—	(13,484)	—	1,201
E-commerce	—	5,521	—	244
Telco Revenues	—	—	—	—
I/C Management Fee Revenues	—	518,000	18,696	—
Other	—	(8,171)	350	—

Other Revenue	—	501,866	19,046	1,444
	—	—	—	—

GROSS REVENUE		501,866	19,046	251,791

Transoceanic Circuits & Trunks	—	—	—	—
Network Costs	—	(133)	—	48,081
National Network — Fixed cost	—	25,123	—	—
National Network — Variable cost	—	—	—	—
National Network — In-Country Backhaul	—	—	—	—
National Network — Other	—	—	—	—
Hosting Fees	—	18,457	—	12,670
G & A Salary, Salary Taxes, & Benefits	—	11,052	3,550	—
G & A Other Costs	—	15	954	—
Depreciation — Telecommunications	—	—	50	—

Telco	—	54,514	4,554	60,751

Direct Labor	—	(43,467)	—	—
Outsourced Direct Labor	—	(17,568)	—	—
Other Direct Labor Costs	—	—	—	50,952
G & A Salary, Salary Taxes, & Benefits	—	(8,661)	—	421
G & A Other Costs	—	(3,810)	—	4,160
1—800 Telephone Costs	—	—	—	1,134
Depreciation — Member Services	—	(12)	—	11

Member Services	—	(73,517)	—	56,679

Fixed Core/ Contracts	—	—	3,483	—
G & A Salary, Salary Taxes, & Benefits	—	—	10,412	—

G & A Other Costs	—	(59)	4,018	—
Depreciation — Content	—	—	603	—

Content	—	(59)	18,515	—

Collection Costs	—	—	—	7,969
Gross Receipts Taxes [ISS, PIS COFINS]	—	—	—	—
Other	—	—	—	667
Depreciation — Other Costs of Revenue	—	—	—	—

Other Costs of Revenues	—	—	—	8,636

Total Cost of Revenues	—	(19,063)	23,070	126,066

Total Gross Profit	—	520,929	(4,024)	125,725

Client Software	—	—	—	—
Other	—	—	—	—
Depreciation — Product Development	—	—	—	—

Product Development	—	—	—	—

G & A Salary, Salary Taxes, & Benefits	—	123,654	12,791	—
Bad Debt Expense	—	—	—	668
G & A Other Costs	23	171,089	4,012	191
G & A Intercompany Management Costs	513,333	—	2,333	21,029
Depreciation — G&A	—	2,510	404	40

G&A	513,357	297,253	19,541	21,927

INCOME (LOSS) FROM OPERATIONS BEFORE MARKETING

Direct Mktg Costs [CD, Packaging, Mailing]	—	—	77	45,472
Other Direct Mktg	—	—	—	65
Brand Marketing	—	—	3,267	(7,085)
G&A Acquisition — Salaries, Taxes & Benefits	—	3,070	7,491	—
G&A Acquisition — Other G&A	—	—	986	—
G&A Brand — Salaries, Taxes & Benefits	—	—	—	—
G&A Brand — Other G&A	—	—	—	—
Depreciation — Acquisition Mktg	—	—	151	—
Depreciation — Brand Mktg	—	—	—	—
Amortization — Banco ITAU	—	—	—	—

Marketing	—	3,070	11,971	38,452

TOTAL COSTS AND EXPENSES	513,357	281,261	54,582	186,445

INCOME / (LOSS) FROM OPERATIONS	(513,357)	220,606	(35,536)	65,346

INCOME / (LOSS) FROM OPERATIONS	(7,648)	(7,648)	(7,648)	(7,648)

Dividends	4,947	—	—	—
Interest [Received]	—	333	—	—
Gross Rents	—	—	—	—
Gross Royalties	—	—	—	—
Currency Exchange gains/(losses)	—	19	—	—
Other	—	—	—	—

Total Other Income	4,947	352	—	—

Income / (Loss)	(508,410)	220,957	(35,536)	65,346

Interest (Paid)	346,605	—	—	—
Depreciation	—	—	—	—
Initial Development [Amort.]	—	—	—	—
Amortization	—	—	—	—
Amortization of Goodwill / other intangible	—	—	—	—
Other	—	—	—	—

Total Other Expenses	346,605	—	—	—

Net Income / (Loss) Bef Income Tax	(855,015)	220,957	(35,536)	65,346

Provision (benefit) for income taxes	—	—	—	—

Net Income / (Loss) before Dividends	(855,015)	220,957	(35,536)	65,346
Dividends on Series B and C

Net Income / (Loss)	(855,015)	220,957	(35,536)	65,346

In re	America Online Latin America, Inc.	Case No. 05-11778 (MFW)
	ET AL Debtor	Reporting Period: June 30, 2005
BALANCE SHEET - SEE ATTACHED SCHEDULE
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	BOOK VALUE ATTEND OF	BOOK VALUE ON
ASSETS	CURRENT REPORTING MONTH	PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS	$	$
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT	$	$
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS	$	$
TOTAL ASSETS

	BOOK VALUE END OF	BOOK VALUE ON
LIABILITIES AND OWNER EQUITY	CURRENT REPORTING MONTH	PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent/Leases — Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES	$	$
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES	$	$
TOTAL LIABILITIES	$	$
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners Capital Account
Owner’s Equity Account
Retained Earnings — Pre-Petition
Retained Earnings — Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY	$	$
TOTAL LIABILITIES AND OWNER EQUITY	$	$

* “Insider” is defined U.S.C. Section 101(31).
FORM MOR-3
(9/99)

11

AOL LATIN AMERICA
MONTHLY REPORT TO BANKRUPTCY TRUSTEE
As of, and for the Seven (7) Days ended, June 30, 2005

			AOL Puerto Rico	America Online
	America Online	AOL Latin America	Management	Caribbean Basin,
	Latin America, Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

BALANCE SHEET

Assets:
Current Assets:
Cash and Cash equivalents	7,392,510	979,904	301	—
Short-term Investments	—	—	—	—
Other Accounts Receivable	—	4,012	188	—
Accounts Receivable — Subscription	—	—	—	—
Accounts Receivable — Advertising & E-Commerce	—	176,729	—	20,123
Accounts Receivable — PC Financing	—	—	—	—
Accounts Receivable — Related Parties	—	—	—	—
Less Allowance	—	(97,603)	—	(6,452)
Receivable from other AOLA affiliate — Spain	—	—	—	—
Receivable from other AOLA affiliate — Ft. Lauderdale	—	—	—	10,123,590
Receivable from other AOLA affiliate — QuotaHolders	—	—	—	—
Receivable from other AOLA affiliate — Argentina	—	25,718	—	—
Receivable from other AOLA affiliate — Brazil	—	—	—	—
Receivable from other AOLA affiliate — Mexico	13,302,281	264,105	—	—
Receivable from other AOLA affiliate — Puerto Rico	17,003	2,318,090	(363,020)	3,746,892
Receivable from other AOLA affiliate — AOLA Inc.	—	—	—	2,258,212
Receivable from AOL Inc	—	37,931	—	—
Receivable from ODC	—	—	—	—
Receivable from Itaú	—	—	—	—
Inventories	—	—	—	—
Value Added Taxes Recoverable	—	—	—	—
Other Receivables	19,000	—	—	—
Prepaid Expenses	—	470,234	130,637	—
Other Current Assets	—	—	—	—

Total Current Assets	20,730,794	4,179,121	(231,894)	16,142,365

Other Assets:

			AOL Puerto Rico	America Online
	America Online	AOL Latin America	Management	Caribbean Basin,
	Latin America, Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Buildings and Other Depreciable Assets	—	1,162,868	559,864	—
Less Accumulated Depreciation	—	(843,076)	(453,176)	—
Land	—	—	—	—
Capitalized product development & localization costs	—	1,112.117	—	—
Less Accumulated Amortization	—	(1,112,117)	—	—
Other Intangible Assets [Amortizable]	—	2,654,542	24,789	—
Less Accumulated Amortization	—	(2,752,839)	—	—
Capitalized IPO — related costs	—	—	—	—
Investments in Subsidiaries	685,917,488	—	—	—
Investments in Available for sale securities	—	—	—	—
Goodwill	—	—	—	—
Other Assets	169,050	310,000	26,109	15,200

Total Other Assets	686,086,538	531,495	157,587	15,200

TOTAL ASSETS	706,817,332	4,710,615	(74,307)	16,157,565

Liabilities And Stockholders’ Equity:

Current Liabilities:
Trade Accounts Payable	—	57,094	47,648	166,576
Trade Accounts Payable — Related Parties	—	—	—	—
Payable to other AOLA affiliate — Spain	8,998	—	—	—
Payable to other AOLA affiliate — Ft. Lauderdale	116,959	—	472,231	—
Payable to other AOLA affiliate — QuotaHolders	—	945,840	—	—
Payable to other AOLA affiliate — Argentina	11,500	—	—	—
Payable to other AOLA affiliate — Brazil	—	197,889	—	—
Payable to other AOLA affiliate — Mexico	—	—	—	—
Payable to other AOLA affiliate — Puerto Rico	2,071,212	10,495,859	4,561,097	—
Payable to other AOLA affiliate — AOLA Inc.	—	—	—	—
Payable to AOL Inc	4,448,889	3,925,305	—	(2,420,656)
Payable to ODC	—	—	—	—
Payable to Itaú	—	—	—	—
Notes and Bonds payable in less than 1 year	—	—	—	—
Deferred Revenue Short-term	—	5,000	—	3,234
Accrued Personnel Costs	—	2,360,257	176,281	—
Deferred Network Services Credit	—	—	—	—
Lease Liability	—	263,039	11,817	—
Income Taxes Payable	—	—	1,757	—
Value Added Taxes Payable	—	—	—	—
Other taxes payable	—	—	8,841	—
Other accrued expenses and liabilities	—	184,234	5,000	191,178

			AOL Puerto Rico	America Online
	America Online	AOL Latin America	Management	Caribbean Basin,
	Latin America, Inc.	Management, LLC	Services, Inc.	Inc.
CASE NUMBER	05-11778 (MFW)	05-11779 (MFW)	05-11780 (MFW)	05-11781 (MFW)

Total Current Liabilities	6,657,558	18,434,516	5,284,672	(2,059,667)

Long-Term Liabilities;
Loans Payable Intra- AOLA	—	—	—	—
Loans Payable to AOL Inc.	160,000,000	—	—	—
Loans Payable to ODC	—	—	—	—
Loans Payable to Itaú	—	—	—	—
Deferred Revenue Long-term	—	—	—	—
Deferred Network Services Credit	—	—	—	—
Other Liabilities	—	—	23,993	—

Total Noncurrent Liabilities	160,000,000	—	23,933	—

Total Liabilities	166,657,558	18,434,516	5,308,665	(2,059,667)

Stockholders’ Equity:
Preferred Stock	2,294,390	—	—	—
Common Stock	1,352,418	—	1	1
Additional Paid In Capital	684,005,567	—	6,541,856	5,477,956
Unrealized Loss on Available for Sale Securities	—	—	—	—
Accumulated Comprehensive Income -	—	—	—	—
Retained Earnings (Accumulated Deficit)	(134,765,067)	(9,231,432)	(11,035,949)	9,899,082
Unrealized Translation G/(L)	(83,220)	26,973	(1,659)	—
Adjustments to shareholders’ equity	(13,602)	—	—	—
Less Dividends Declared	—	—	—	—
Current Year Income (loss)	(12,630,712)	(4,519,442)	(886,882)	2,840,193

Total Stockholders’ Equity	540,159,774	(13,723,901)	(5,382,633)	18,217,232

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	706,817,332	4,710,615	(73,968)	16,157,565

Check for Assets = Liabilities + Stockholders’ Equity	—	—	—	—

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: June 30, 2005
STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report , the amount should be zero.
Attach photocopies of IRS form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns field during the reporting period.

	Beginning	Amount				Ending
	Tax	Withheld or	Amount	Date	Check No.	Tax
	Liability	Accrued	Paid	Paid	or EFT	Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes
SUMMARY OF UNPAID POSTPETITION DEBTS
Attach aged listing of accounts payable.

Number of Days Past Due
	Current	0-30	31-60	61-90	Over-90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases — Building
Rent/Leases — Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts
Explain how and when the Debtor intends to pay any past-due postpetition debts.
All Payroll Taxes And Other Business Taxes Are Current Through June 30, 2005.

* “Insider” is defined in 11 U.S.C Section 101(31).
FORM MOR-4
(9/99)

/s/ Raymond J. Balsys
Raymond J. Balsys Assistant Controller 8/30/05

In re America Online Latin America, Inc.	Case No. 05-11778 (MFW)
ET AL Debtor	Reporting Period: June 30, 2005
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
- SEE ATTACHED SCHEDULES-

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period

Accounts Receivable Aging	Amount
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5
(9/99)

R03B4201B	America Online Latin America	08/30/05 16:14:41
AOLA0004	A/R Details with Aging	Page — 1
Company: 00015 AOL Puerto Rico Inc.		Aging Date 06/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
Customer: 15694 ARTEAGA&ARTEAGA ADVERTISING INC								Phone Number: (787) 250-0006		Credit Limit		Insured Credit Limit
RI	379	00015	001	02/15/05	03/17/05		1,600.00	1,600.00				1,600.00

Customer: 15694 ARTEAGA & ARTEAGA ADVERTISING INC,						USD	1,600.00	1,600.00				1,600.00
Customer: 16731 CHRYSLER								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	133	00015	001	10/09/03	11/08/03		8,400.00	1,680.00						1,680.00
RC	14299				05/24/04		6,720.00-
RI	154	00015	001	11/25/03	12/25/03		4,000.00	175.00						175,00
RC	14820				03/15/04		3,825.00-
RI	420	00015	001	06/15/05	06/16/05		3,360.00-	3,360.00-	3,360.00-
RI	421	00015	001	06/15/05	07/15/05		3,360.00	3,360.00	3,360.00
RI	125	00015	001	08/18/03	09/17/03		8,400.00	1,680.00						1,680.00
RC	14063				11/14/03		6,720.00-

Customer: 16731 CHRYSLER						USD	3,535.00	3,535.00						3,535.00
Customer: 15805 DLC DIGITAL								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	257	00015	001	10/27/04	10/27/04		1,920.00	1,920.00-	1,920.00-
RI	258	00015	001	10/27/04	11/26/04		2,400.00	2,400.00						2,400.00
RI	259	00015	001	10/27/04	11/26/04		2,400.00	2,400.00						2,400.00

Customer: 15805 DLC DIGITAL						USD	2,880.00	2,880.00	1,920.00-					4,800.00
Customer: 13315 PLAZA LAS AMERICAS								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	400	00015	001	04/12/05	05/12/05		7,000.00	7,000.00		7,000.00
RI	415	00015	001	05/15/05	06/14/05		7,000.00	7,000.00	7,000.00

Customer: 13315 PLAZA LAS AMERICA						USD	14.000.00	14,000.00	7,000.00	7,000.00
Customer: 15577 SEARS, ROEBUCK DE PUERTO RICO, INC.								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	426	00015	001	06/30/05	07/30/05		3,350.00	3,350.00	3,350.00

Customer: 15577 SEARS, ROEBUCK DEPUERTO RICO, INC.						USD	3,350.00	3,350.00	3,350.00
Customer: 16367 SPEEDLINKS CORP								Phone Number: ( )		Credit Limit		Insured Credit Limit

R03B4201B	America Online Latin America	08/30/05 16:14:41
AOLA0004	A/R Details with Aging	Page — 2
Company: 00015 AOL Puerto Rico Inc.		Aging Date 06/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
RI	378	00015	001	02/15/05	03/17/05		500.00	500.00				500.00

Customer: 16367 SPEEDLINKS CORP						USD	500.00	500.00				500.00
	Customer: 18467 UNIVERSITY OF PHOENIX							Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	359	00015	001	01/31/05	03/02/05		1,866.40	37.33				37.33
RC	25406				05/19/05		1,829.07-
RI	390	00015	001	03/11/05	04/10/05		1,866.40	37.33			37.33
RC	25815				07/11/05		1,829.07-
RI	416	00015	001	05/15/05	06/14/05		1,866.40	1,866.40	1,866.40
RI	429	00015	001	07/29/05	08/28/05		1,867.20	1,867.20	1,867.20

Customer: 18467 UNIVERSITY OF PHOENIX						USD	3,808.26	3,808.26	3,733.60		37.33	37.33

Company: 00015 AOL Puerto Rico Inc.						USD	29,673.26	29,673.26	12,163.60	7,000.00	37.33	2,137.33		8,335.00

Grand Total						USD	29,673.26	29,673.26	12,163.60	7,000.00	37.33	2,137.33		8,335.00

R03B4201B	America Online Latin America	08/30/05 16:14:52
AOLA0004	A/R Details with Aging	Page — 1

Company: 00501 AOL Latin America Management		Aging Date 06/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
Customer: 15294 AMERICA ONLINE								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	701	00501	001	12/21/04	12/21/04		2,500.00	2,500.00						2,500.00
RI	846	00501	001	06/30/05	06/30/05		666.66	666.66	666.66
RI	861	00501	001	07/14/05	07/14/05		666.66	666.66	666.66

Customer: 15294 AMERICA ONLINE						USD	3,833.32	3,833.32	1,333.32					2,500.00
Customer: 14408 AMERICA ONLINE, INC.								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	348	00501	001	12/09/03	12/09/03		13,592.26-	13,592.26-	13,592.26-

Customer: 14408 AMERICA ONLINE, INC.						USD	13,592.26-	13,592.26-	13,592.26-
Customer: 13452 AMERICAN EXPRESS								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	433	00501	001	07/12/04	08/11/04		7,500.00	7,500.00						7,500.00
RI	461	00501	001	08/13/04	09/12/04		7,500.00	7,500.00						7,500.00

Customer: 13452 AMERICAN EXPRESS						USD	15,000.00	15,000.00						15,000.00
Customer: 14543 AMIGOS.COM								Phone Number (650) 847-3198		Credit Limit		Insured Credit Limit
RI	224	00501	001	06/11/03	07/11/03		6,500.00	6,500.00						6,500.00
RI	224	00501	002	06/11/03	07/11/03		6,500.00	6,500.00						6,500,00
RI	244	00501	001	07/10/03	08/09/03		6,500.00	6,500.00						6,500.00

Customer: 14543 AMIGOS.COM						USD	19,500.00	19,500.00						19,500.00
Customer: 17541 AOL ARGENTINA SRL								Phone Number: ( )		Credit Limit		Insured Credit Limit
RM	74	00501	001	07/14/05	07/14/05		21,571.00-	21,571.00-	21,671.00-
RM	75	00501	001	07/14/05	07/14/05		12,505.00-	12,505.00-	12,505.00-
RI	807	00501	001	05/18/05	06/17/05		6,806.00	6,806.00	6,806.00
RI	808	00501	001	05/18/05	06/17/05		64.90	64.90	64.90
RI	809	00501	001	05/18/05	06/17/05		12,505.00	12,505.00	12,505.00
SI	844	00501	001	06/21/05	07/21/05		105.35	105.35	105.35
RI	845	00501	001	06/21/05	07/21/05		6,237.00	6,237.00	6,237.00
RI	862	00501	001	07/28/05	08/27/05		33.33	33.33	33.33

Customer: 17541 AOL ARGENTINA SRL						USD	8,324.42-	8,324.42-	8,324.42-

R03B4201B	America Online Latin America	08/30/05 16:14:52
AOLA0004	A/R Details with Aging	Page — 2
Company: 00501 AOL Latin America Management		Aging Date 06/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
Customer: 16796 AOL INC.								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	852	00501	001	07/11/05	07/11/05		33,333.33	33,333.33	33,333.33
RI	346	00501	001	07/29/05	07/29/05		5,416.66	5,416.66	5,416.66

Customer: 16796 AOL INC.						USD	38,749.99	38,749.99	38,749.99
Customer: 17674 AOL INC.								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	747	00501	001	02/15/05	03/17/05		120.00	120.00				120.00
RI	769	00501	001	03/31/05	04/30/05		800.00	600.00			600.00
RI	770	00501	001	03/31/05	04/30/05		400.00	400.00			400.00
RI	771	00501	001	03/31/05	04/30/05		400.00	400.00			400.00
RI	771	00501	002	03/31/05	04/30/05		80.00	80.00			80.00
RI	771	00501	003	03/31/05	04/30/05		1,000.00	1,000.00			1,000.00
RI	772	00501	001	03/31/05	04/30/05		950.00	950.00			950.00
RI	773	00501	001	03/31/05	04/30/05		950.00	950.00			950.00

Customer: 17674 AOL INC.						USD	4,500.00	4,500.00			4,380.00	120.00
Customer: 17119 AOL MEXICO S. DE R. L. DE C.V.								Phone Number: ( )		Credit Limit		Insured Credit Limit
RM	69	00501	001	05/20/05	05/20/05		1,615.47-	1,615.47-	1,615.47-
RI	461	00501	001	13/01/04	03/01/04		1,615.47	1,615.47						1,615.47

Customer: 17119 AOL MEXICO S. DE R. L. DE C.V.						USD			1,615.47-					1,615.47
Customer: 20566 AOL S de R L de CV								Phone Number: ( )		Credit Limit		Insured Credit Limit
RM	73	00501	001	06/21/05	06/30/05		11,220.00-	11,220.00-	11,220.00-
RI	775	00501	001	03/30/05	04/29/05		66,747.00	62,306.91			62,306.91
RC	050205				05/31/05		4,440.09-
RI	792	00501	001	04/21/05	05/21/05		724.15	724.15		724.15
RI	797	00501	001	05/20/05	06/19/05		1,615.47	1,615.47	1,615.47
RI	804	00501	001	05/18/05	06/17/05		67,614.00	67,614.00	67,614.00
RI	863	00501	001	07/28/05	08/27/05		503.01	503.01	503.01
RI	865	00501	001	07/28/05	06/27/05		7,460.00	7,460.00	7,460.00

R03B4201B	America Online Latin America	08/30/05 16:14:52
AOLA0004	A/R Details with Aging	Page — 3
Company: 00501 AOL Latin America Management		Aging Date 06/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
RI	866	00501	001	07/28/05	08/27/05		64,305.00	64,305.00	64,305.00

Customer: 20566 AOL S de R L de CV						USD	193,308.54	193,308.54	130,277.48	724.15	62,306.91
Customer: 14417 AOL TIME WARNER								Phone Number: ( )		Credit Limit		Insured Credit Limit
RR	3	00501	001	04/30/03	05/30/03		1,000.00	1,000.00						1,000.00
RR	398	00501	001	03/31/04	04/30/04		270.09	270.09						270.09

Customer: 14417 AOL TIME WARNER						USD	1,270.09	1,270.09						1,270.09
Customer: 10851 BANCO SANTANDER CENTRAL HISPANO								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	206	00501	001	04/01/03	04/01/03		346,857.80	7,791.22						7,791.22
RI	904348				03/29/04		339,066.58-

Customer: 10851 BANCO SANTANDER CENTRAL HISPANO						USD	7,791.22	7,791.22						7,791.22
Customer: 15709 CHILEVISION								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	228	00501	001	06/11/03	07/11/03		510.00	510.00						510.00

Customer: 15709 CHILEVISION						USD	510.00	510.00						510.00
Customer: 19915 CONSEJO DE PROMOCION TURISTICA DE MEXICO								Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	715	00501	001	12/31/04	01/30/05		17,565.78	17,565.78						17,565.78
RI	716	00501	001	12/31/04	01/30/05		2,653.59	2,653.59						2,653.59
RI	840	00501	001	06/30/05	07/05/05		1,548.28-	1,548.28-	1,548.28-
RI	841	00501	001	06/30/05	07/05/05		602.28-	602.28-	602.28-
RI	847	00501	001	06/30/05	07/30/05		1,544.67	1,544.67	1,544.67
RI	848	00501	001	06/30/05	07/30/05		602.28	602.28	602.28
RI	849	00501	001	06/30/05	07/30/05		2.87	2.87	2.87
RI	850	00501	001	06/30/05	07/30/05		.74	.74	.74
RI	853	00501	001	07/11/05	08/10/05		1,484.66	1,484.66	1,484.66
RI	854	00501	001	07/11/05	07/11/05		1,484.66-	1,484.66-	1,484.66-
RI	855	00501	001	07/11/05	07/11/05		1,484.66-	1,484.66-	1,484.66-
RI	856	00501	001	07/11/05	07/11/05		577.53-	577.53-	577.53-

Customer: 19915 CONSEJO DE PROMOCION						USD	18,157.18	18,157.18	2,062.19-					20,219.37

R03B4201B	America Online Latin America	08/30/05 16:14:52
AOLA0004	A/R Details with Aging	Page — 4
Company: 00501 AOL Latin America Management		Aging Date 06/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	item	Date	Check Date	Original Amount			Open Amount		Current		31 — 60	61 — 90	91 — 120	121 — 150	Over 150
				TURISTICA DE MEXICO
Customer: 17066 DE ARRIBA									Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	305	00501	001	10/02/03	11/01/03		4,250.00		2,000.00								2,000.00
RS	CREDIT 1				12/31/04		2,250.00	-

Customer: 17066 DE ARRIBA						USD	2,000.00		2,000.00								2,000.00
Customer: 16522 FINSER CORPORATION									Phone Number: ( )				Credit Limit		Insured Credit Limit
RM	70	00501	001	06/22/05	06/22/05		16,794.00		16,794.00	-	16,794.00	-
RM	71	00501	001	06/22/05	06/22/05		1,800.00	-	1,800.00	-	1,800.00	-
RI	822	00501	001	06/22/05	07/22/05		16,794.00		16,794.00		16,794.00
RI	823	00501	001	06/22/05	07/22/05		1,800.00		1,800.00		1,800.00

Customer: 16522 FINSER CORPORATIONSD
Customer: 14532 FORTLINE INTERNATIONAL BRICKELL, LLC									Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	793	00501	001	05/15/05	06/14/05		5,000.00		5,000.00		5,000.00
RI	811	00501	001	06/15/05	07/15/05		5,000.00		5,000.00		5,000.00
RI	857	00501	001	07/29/05	08/28/05		5,000.00		5,000.00		5,000.00

Customer: 14532 FORTUNE INTERNATIONAL BRICKELL, LLC						USD	15,000.00		15,000.00		15,000.00
Customer: 21061 HAUSER, EDUARDO ANDRESE									Phone Number: ( )				Credit Limit		Insured Credit Limit
RM	72	00501	001	06/22/05	06/22/05		448.00	-	448.00	-	448.00	-
RI	836	00501	001	06/22/05	07/22/05		1,263.00		1,263.00		1,263.00
RI	839	00501	001	06/22/05	07/22/05		800.00		800.00		800.00

Customer: 21061 HAUSER, EDUARDO ANDRES						USD	1,615.00		1,615.00		1,615.00
Customer: 14233 MEDIA 8. INC.									Phone Number: ( )				Credit Limit		Insured Credit Limit
RI	754	00501	001	02/28/05	03/30/05		3,867.50		3,867.50						3,867.50
RI	776	00501	001	04/12/05	05/12/05		3,526.65		3,526.65				3,528.65
RI	799	00501	001	05/26/05	05/26/05		3,526.65	-	3,526.65	-	3,526.65	-
RI	800	00501	001	05/26/05	06/25/05		1,580.43		1,580.43		1,580.43

R03B4201B	America Online Latin America	08/30/05 16:14:52
AOLA0004	A/R Details with Aging	Page — 5
Company: 00501 AOL Latin America Management		Aging Date 06/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount		Open Amount	Current		31 — 60	61 — 90	91 — 120	121 — 150	Over 150
Customer 14233 MEDIA 8, INC-						USD	5,447.93	5,447.93	1,946.22	-	3,526.65		3,867.50

Customer: 14689 MEDICARD INTERNATIONAL								Phone Number: ( )			Credit Limit		Insured Credit Limit
RI	140	00501	001	12/23/02	01/22/03		2,233.37	2,233.37							2,233.37
RI	148	00501	001	01/22/03	02/21/03		2,233.33	2,233.33							2,233.33
RI	160	00501	001	02/08/03	03/08/03		2,233.33	2,233.33							2,233.33
RI	188	00501	001	03/03/03	04/02/03		2,233.33	2,233.33							2,233.33
RI	209	00501	001	04/04/03	05/04/03		2,233.33	2,233.33							2,233.33
RI	225	00501	001	06/11/03	07/11/03		2,233.33	2,233.33							2,233.33
RI	225	00501	002	06/11/03	07/11/03		2,333.33	2,233.33							2,233.33
RI	245	00501	001	07/10/03	08/09/03		2,333.33	2,233.33							2.233.33

Customer: 14663 MEDICARD INTERNATIONAL						USD	17,866.68	17,866.68							17,866.68

Customer: 17178 NEW.NET. INC.								Phone Number: ( )			Credit Limit		Insured Credit Limit
RI	713	00501	001	01/01/05	01/31/05		2,222.22	2,222.22						2,222.22
RI	730	00501	001	02/15/04	03/16/04		2,222.22	2,222.22							2,222.22
RI	745	00501	001	02/15/05	03/17/05		2,222.22	2,222.22					2,222.22
RI	762	00501	001	03/11/05	04/10/05		2,222.22	2,222.22				2,222.22
RI	778	00501	001	04/12/05	05/12/05		2,222.22	2,222.22			2,222.22
RI	794	00501	001	05/15/05	06/14/05		2,222.22	2,222.22	2,222.22
RI	812	00501	001	06/15/05	07/15/05		2,222.22	2,222.22	2,222.22
RI	851	00501	001	07/11/05	08/10/05		2,222.22	2,222.22	2,222.22

Customer: 17178 NEW.NET.INC.						USD	17,777.76	17,777.76	6,666.66		2,222.22	2,222.22	2,222.22	2,222.22	2,222.22

Customer: 16944 NICOCARDS. INC.								Phone Number: ( )			Credit Limit		Insured Credit Limit

RI	277	00501	001	10/09/03	11/08/03		18-81	18.81							18.81

Customer: 16944 NICOCARDS. INC.						USD	18.81	18.81							18.81
Customer: 20970 Osvaldo Banos								Phone Number: ( )			Credit Limit		Insured Credit Limit
RI	798	00501	001	05/25/05	06/24/05		25.00	25.00	25.00

Customer: 20970 Osvaldo Banos						USD	25.00	25.00	25.00

R03B4201B	America Online Latin America	08/30/05 16:14:52
AOLA0004	A/R Details with Aging	Page — 6
Company: 00501 AOL Latin America Management		Aging Date 06/30/05

	Document			Invoice	Due Date/
Ty	Number	Company	Item	Date	Check Date	Original Amount			Open Amount	Current	31 — 60	61 — 90	91 — 120	121 — 150	Over 150
Customer: 9478 PEREZ, BORJA									Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	810	00501	001	06/02/05	07/02/05		1,200.00		1,200,00	1,200.00
Customer: 9478 PEREZ BORJA						USD	1,200,00		1,200.00	1,200.00
Customer: 19590 THE HISTORY CHANNEL									Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	689	00501	001	12/15/04	01/14/05		2,000.00		2,000.00						2,000.00

Customer: 19590 THE HISTORY CHANNEL						USD	2,000.00		2,000.00						2,000.00
Customer: 14394 UNITED STATES GREEN CARD LOTTERY SERVICE									phone Number: ( )		Credit limit		Insured Credit Limit
RI	495	00501	001	10/05/04	11/04/04		72.00		72.00						72.00
RI	671	00501	001	11/30/04	12/30/04		1,500.00		1,500.00						1,500.00

Customer: 14394 UNITED STATES GREEN CARD LOTTERY SERVICE						USD	1,572.00		1,572.00						1,572.00
Customer: 14393 UNITED STATES INTERNATIONAL MARKETING									Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	358	001	001	02/04/04	03/05/04		2,500.00		2,500.00						2,500.00

Customer: 14393 UNITED STATES INTERNATIONAL MARKETING						USD	2,500.00		2,500.00						2,500.00
Customer: 10852 WARNER BROS INTERNATIONAL TELEVISION DIS									Phone Number: ( )		Credit Limit		Insured Credit Limit
RI	12	00501	001	10/16/01	11/15/01		100,533.34		16,452.77						16,452.77
RC	3				12/17/01		34,172.92	-
RC	213140				02/20/02		26,559.83	-
RS	CREDIT APPLIED 2				04/30/02		10,220.74	-
RC	220477				05/17/02		4,729.57	-
RC	230663				09/20/02		8,389.51	-

Customer: 10852 WARNER BROS INTERNATIONAL TELEVISION DIS						USD	16,452.77		16,452.77						16,452.77

Company: 00501 AOL Latin America Management						USD	364,178.61		364,179.61	167,326.89	6,473.02	68,309.13	6,209.72	2,222.22	113,038.63
Grand Total						USD	364,179.61		364,178.61	167,326.89	6,473.02	68,909.13	6,209.72	2,222.22	113,038.63